UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 5, 2015

RELM Wireless Corporation
(Exact Name of Registrant Specified in Charter)

Nevada
(State or other jurisdiction of incorporation)

001-32644	59-34862971
(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 984-1414

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On August 5, 2015, RELM Wireless Corporation (the “Company”) conducted a public conference call regarding its financial and operating results for the quarter and six months ended June 30, 2015.  A transcript of the conference call is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  The Company’s press release regarding its financial results for the quarter and six months ended June 30, 2015 and other matters, which was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 7, 2015, is incorporated herein by reference as Exhibit 99.2

The information in this Report, including the Exhibits, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Item 7.01  Regulation FD Disclosure.

The disclosures in Item 2.02 are incorporated by reference into this Item 7.01.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhiit No.	Description

99.1	Transcript of RELM Wireless Corporation conference call held on August 5, 2015.

99.2	Press Release dated August 4, 2015 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 7, 2015 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: August 10, 2015	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhiit No.	Description

99.1	Transcript of RELM Wireless Corporation conference call held on August 5, 2015.

99.2	Press Release dated August 4, 2015 (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on August 7, 2015 and incorporated herein by reference).